The RBB Fund, Inc.

Robeco Investment Funds

Robeco WPG Large Cap Growth Fund

Institutional Class

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated July 6, 2007

to Prospectus dated December 31, 2006 (as revised January 1, 2007)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Proposed Changes to Principal Investment Strategies and Certain Fundamental Investment Limitations

At a meeting held on May 24, 2007, the Board of Directors of The RBB Fund, Inc. (the “Company”) unanimously approved changes to the principal investment strategies and to certain fundamental investment limitations of the Robeco WPG Large Cap Growth Fund (the “Fund”) as described below.

The proposed changes to the Fund’s fundamental investment limitations are subject to approval by the Fund’s shareholders, who will have the opportunity to vote on the proposals at a shareholder meeting to be held on or about August 31, 2007. In particular, if shareholders vote to approve the change to the Fund’s fundamental investment limitation with regard to borrowing, pledging and issuance of senior securities, Robeco Investment Management, Inc., the Fund’s investment advisor (the “Advisor”), will be allowed to enter into short sales on behalf of the Fund. Furthermore, the principal investment strategies for the Fund would be revised to reflect what is commonly known as a “130/30” investment strategy. Pursuant to this strategy, the Advisor would be allowed to short stocks in the Fund up to 50% of the value of the Fund’s net assets. The Fund’s long position and their equivalents will range between 100% and 150% of the value of the Fund’s net assets. While the long position held by the Fund will vary in size as market opportunities change, the Fund will target long positions of 130% and short positions of 30% of the value of the Fund’s net assets. If shareholders approve the change in the Fund’s fundamental investment limitation described above, the Advisor expects that the Fund will implement the “130/30” investment strategy on or about September 4, 2007 and that the name of the Fund would be changed to the Robeco WPG 130/30 Large Cap Core Fund.

Risks Associated with Short Sales

If the “130/30” investment strategy is implemented, the Fund will engage in short sales – including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short – in accordance with the provisions of the Investment Company Act of 1940, as amended. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

If the Fund engages in short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. This will result in additional Fund expenses.

Please retain this Supplement for future reference.